UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 4, 2021

CLEARSIGN TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Washington	001-35521	26-2056298
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12870 Interurban Avenue South

Seattle, Washington 98168

(Address of principal executive offices and zip code)

206-673-4848

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below).

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock	CLIR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of March 4, 2021 (the “Effective Date”), the Board of Directors (the “Board”) of ClearSign Technologies Corporation (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”), in accordance with Section 3, Paragraph 3.2 of the Company’s bylaws, increased the number of directors from four to five. In connection with such increase and based upon the recommendation of the Nominating Committee, the Board appointed Judith Schrecker to fill the vacancy, effective as of the Effective Date.

As of the date of this current report on Form 8-K, no decision has been made regarding the appointment of Ms. Schrecker to any committee of the Board. Ms. Schrecker will be entitled to receive compensation for her board service as a non-executive director in accordance with the Company’s director compensation policies.

Ms. Schrecker served as the VP Finance of the Flat Rolled Products division of ATI Metals Inc (NYSE: ATI) from May 2016 until June 2020. From January 2015 until April 2016, Ms. Schrecker served as an independent consultant to various raw material and industrial companies. Previously, Ms. Schrecker held numerous positions within Alcoa Inc., including Chief Financial Officer, Global Rolled Products. She has also served as a member of the Board of Directors for Finacity Corporation, and as treasurer for Dress for Success International. Ms. Schrecker attended the University of Pittsburgh Graduate School of Public and International Affairs and has a Bachelor of Arts (B.A.) in History, Economics, and Latin American Studies from Temple University.

There are no arrangements or understandings between Ms. Schrecker and any other person pursuant to which she was selected as a director. There are no family relationships between Ms. Schrecker and any of our officers and directors and there is no transaction between the Company and Ms. Schrecker that is required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARSIGN TECHNOLOGIES CORPORATION

Date: March 8, 2021	By:	/s/ Colin J. Deller
Colin J. Deller
Chief Executive Officer

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